Convertible Debt	12 Months Ended
Oct. 31, 2021
Financial Instruments [Abstract]
Convertible Debt	Convertible Debt

	October 31, 2021	October 31, 2020	October 31, 2019
	$	$	$
Proceeds of issue of convertible debt	100,000,000	386,190	386,190
Transaction costs	(1,599,737)	—	—
Net Proceeds from issue of convertible debt	98,400,263	386,190	386,190

Conversion feature at date of issue	27,681,043	96,548	96,548
Fair value (gain) loss on embedded derivative	1,347,895	—	—
Conversion into common shares	—	(96,548)	—
Conversion feature at end of period	29,028,938	—	96,548

Debt component at date of issue (net of transaction costs)	70,719,220	289,642	289,642
Prior year interest plus accretion	—	99,549	39,212
Amortization of transaction costs	26,662	—	—
Accrued interest at 7% (2020 - 8%)	641,667	4,956	30,114
Accretion expense during the year	461,351	4,975	30,223
Conversion into common shares	—	(395,861)	—
Foreign exchange on translation	—	(3,261)	(4,984)
Debt component at end of period	71,848,900	—	384,207

On March 6, 2018, the Company obtained an investment from Sustainable Chemistry Alliance (“SCA”) for $386,190 with the issuance of a 3-year, 8% unsecured convertible debenture. Upon the completion of a qualified financing, and at either the Company’s or holder’s option, the debenture could be converted to common shares at a 20% discount to the effective share price of the qualifying transaction, or failing conversion, was to be repaid in full with full-term interest. Accrued interest was payable at the maturity date.

The conversion feature has been recorded as an embedded derivative liability as the exercise price may be adjusted upon the issuance or deemed issuance of additional common shares at a price less than the conversion price contained in the convertible debenture. The fair value of the embedded derivative liability upon issuance was $96,548. The residual value of $289,643 was allocated to the convertible loan payable which has an effective interest rate of 9.62%.
On December 27, 2019, the convertible debenture with SCA was converted to common shares as a result of the additional funding exceeding $10 million and thereby triggering the “qualifying transaction” clause of the debenture agreement. Per the terms of the agreement, the principal amount of $386,190 plus accrued interest of $55,788 was converted at a 20% discount to the Series B share price of $40.05 resulting in the issuance of 13,436 common shares.

On September 29, 2021, the Company issued a convertible note (the “Note”) for a principal amount of $100,000,000 to Koch Strategic Platforms (“KSP”), a subsidiary of Koch Investments Group. The Note will mature on September 29, 2026 unless earlier repurchased, redeemed or converted. Interest on the Note will be payable semi-annually, and Li-Cycle is permitted to pay interest on the Note in cash or payment in-kind (“PIK”), at its election. Interest payments made in cash will be based on an interest rate of LIBOR plus 5.0% per year, and PIK interest payments will be based on an interest rate of LIBOR plus 6.0% per year. Under the terms of the Note, LIBOR has a floor of 1% and a cap of 2%. With the retirement of the LIBOR at the end of 2021, the interest rates will instead be based on the sum of the Secured Overnight Financing Rate ("SOFR") and the average spread between the SOFR and LIBOR during the three-month period of time ending on the date on which the LIBOR interest rate ceases to be published. The PIK election results in a new Note under the same terms as the original note, issued in lieu of interest payments with an issuance date on the applicable interest date. At October 31, 2021, the Company has elected to pay interest on the Note using the PIK election.

The conversion feature has been recorded as an embedded derivative liability since the conversion ratio does not always result in a conversion of a fixed dollar amount of liability for a fixed number of shares. The Note will have an initial conversion price of approximately $13.43 per Li-Cycle common share, subject to customary anti-dilution adjustments, which price was established based on 125% of the 7-day volume-weighted average price of Li-Cycle’s common shares prior to the date of the Note Purchase Agreement. Should the company’s share price be equal to or greater than $17.46, for a period of twenty consecutive days, the Company can force conversion of the note Li-Cycle will settle its conversion obligations through the delivery of its own Common Shares. At October 31, 2021, no conversions had taken place.

The fair value of the embedded derivatives upon issuance was determined to be a liability of $27,681,043 whereas the remaining $72,318,957, net of transaction costs of $1,599,737, was allocated to the principal of the debt. During the twelve months ended October 31, 2021, the Company recognized a fair value loss of 1,347,895 on the embedded derivatives. The embedded derivatives were valued using the Barrier option pricing model. The assumptions used in the model were as follows:

	September 29, 2021 (issuance date)	October 31, 2021
Risk free interest rate	1.06%	1.23%
Expected life of options	5 years	4.92 years
Expected dividend yield	0.0%	0.0%
Expected stock price volatility	66%	62%
Share Price	12.56	12.94
Expected volatility was determined by calculating the average implied volatility of a group of listed entities that are considered similar in nature to the Company.